UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

VAALCO Energy, Inc.

(Exact name of registrant as specified in is charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 Post Oak Place, Suite 309

Houston, Texas 77027

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (713) 623-0801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Luigi P. Caflisch has notified the Board of Directors of VAALCO Energy, Inc. (the “Company”) of his decision to resign, effective December 31, 2013. Mr. Caflisch’s decision was not in connection with any disagreement with the Company, but rather for personal reasons.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On December 31, 2013, the Company issued a press release announcing the decision of Mr. Caflisch to resign. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

Dated: December 31, 2013	By:	/s/ Robert L. Gerry, III
Robert L. Gerry, III
Chairman

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated December 31, 2013.